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                                                                    EXHIBIT 23.5



                         PETROLEUM CONSULTANT'S CONSENT


We consent to incorporation by reference in the Registration Statements (No. 333-47672, 333-44702, 333-32214, 333-39908 and 333-85553) on Form S-8, and the
Registration Statement (No. 333-85211) on Form S-3 of Devon Energy Corporation, the reference herein to our appraisal report for Devon Energy Corporation as of December 31, 1998.


                                           AMH GROUP LTD.


                                           /s/  Allan K. Ashton, P.Eng.
                                           ----------------------------
                                           President


 November 6, 2000